Exhibit 99.1

Helmerich & Payne, Inc. Meetings with Investors December 6-7, 2017

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet Most capable land drilling fleet Market share leader in the U.S. Robust term contract backlog Operational strategy focused on continued innovation, safety, performance excellence, reliability and customer satisfaction About Helmerich & Payne (H&P)

H&P’s Strong Balance Sheet (As of September 30, 2017) 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings.

Current Dividend Yields Source: Nasdaq IR Insight (FactSet). Yields calculated as of market close on November 28, 2017.

H&P’s Global Rig Fleet *The U.S. Land Super-Spec portion of the 2018E global rig fleet is as of 12/6/2017. The Company plans to upgrade additional rigs to super-spec status throughout 2018.

U.S. Land Market Share Leader As of November 2017 (~990 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Values for PTEN include active rigs recently acquired from Seventy Seven Energy (SVNT).

The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 12/6/17. Given notifications as of 12/6/17, the Company expects to generate approximately $4 million in the first fiscal quarter of 2018 and approximately $10 million over the next 12 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees. H&P Global Fleet Under Term Contract *

U.S. Land Drilling Market Conditions Recent oil price improvements could provide opportunities for increased drilling demand and dayrate improvement. There is additional demand for super-spec rigs as the replacement cycle persists and well complexity increases. The ongoing trend toward more complex wells also results in the need to enhance the control of wellbore quality and placement. Average spot pricing is still in the high-teens, while leading-edge spot pricing is in the low $20k/day range.

Source: The above estimates corresponding to AC Drive market share are derived from Rig Data. AC Drive Gains Share with Relatively Flat Rig Count (Historical Example: January 2013 – January 2014)

U.S. Activity by Well and Rig Type Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. ~990 Active U.S. Land Rigs (November 2017) Horiz & Dir AC Drive Rigs Horiz & Dir SCR & Mech Rigs Vertical All Rigs

(~655 Rigs as of November 2017) Active AC Drive U.S. Rig Market Share Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT).

H&P Uniquely Positioned – Family of SolutionsTM Positioned to take market share in a strong or moderate market recovery Uniquely leveraged to provide E&P companies the rig of choice Design of the FlexRig fleet allows for a broad range of rig upgrades

CapEx Upgrade Opportunities 7,500 psi mud circulating systems Investing in multi-well pad drilling capability FlexRig3 skid systems FlexRig3 walking systems Third mud pump 25,000+ ft setback capability Increased mud volume capability Other customer specific upgrades

H&P U.S. Land Fleet – Family of Solutions™

350 Available H&P U.S. Land Rigs

1,500 hp AC Drive FlexRigs*, including 270 Upgraded or Upgradeable to Rig Specifications in High Demand**



3,000 hp SCR Rigs (2)
1,150 hp AC Drive FlexRigs (22)
1,500 hp AC Drive FlexRigs* (326)
Other (~56)
Potential Upgrade Candidates (~104)
Upgraded (~166)

* 70% are optimal for multiple-well pad drilling applications.

** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (270) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (“Upgraded”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements.

AC Fleet Size Creates Opportunity We have greater scale than any competitor with the ability to upgrade and deploy a total of 270 FlexRigs to rig specifications in highest demand without investing in new builds. With 104 FlexRigs remaining that can receive upgrades (32 of which are already contracted), we have very attractive leverage to our bottom line. We can provide these higher specification rigs in a very capital-efficient way and meet demand without the need to over invest (as compared to having to build new rigs). Our Integrated Model, along with our proven ability to deliver the best rigs and the best returns in the sector, creates opportunity.

H&P's Lead in U.S. Land AC Drive Rigs

with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload



Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload*
320
280
240
200
160
120
80
40
0
Idle
Active
HP
PTEN**
NBR
PDS
All Others***
AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload
(existing as of third quarter annnouncements of calendar 2017)

* The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings.

** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT).

*** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS.

H&P's Lead in U.S. Land AC Drive Rigs

with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload


Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload*
320
280
240
200
160
120
80
40
0
Idle
Active
2014 Peak activity (all U.S. land rigs)
HP
PTEN**
NBR
PDS
All Others***
AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload
(existing as of third quarter annnouncements of calendar 2017)

* The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings.

** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT).

*** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS.

H&P's Lead in U.S. Land AC Drive Rigs

with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload



Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload*
320
280
240
200
160
120
80
40
0
Idle
Active
November 2017 activity (all U.S. land rigs)
2014 Peak activity (all U.S. land rigs)
HP
PTEN**
NBR
PDS
All Others***
AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload
(existing as of third quarter annnouncements of calendar 2017)

* The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings.

** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT).

*** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS.

H&P U.S. Land Fleet – Family of Solutions™



201 Contracted H&P U.S. Land Rigs
3,000 hp SCR Rigs (0)
1,150 hp AC Drive FlexRigs (0)
1,500 hp AC Drive FlexRigs* (201)
1,500 hp AC Drive FlexRigs*, including 195 Upgraded or Upgradeable to Rig Specifications in High Demand**
Other (~6)
Potential Upgrade Candidates (~32)
Upgraded (~163)

* 90% are optimal for multiple-well pad drilling applications.

** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (195) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (“Upgraded”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements.

U.S. Land Market Share Gains Since 2014 Peak Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs recently acquired from Seventy Seven Energy (SVNT).

H&P’s Experience and Expertise Have the people, systems and the operational support structures to drive high performance and reliability Over 2,000 rig years of AC drive operational experience Our expertise within an integrated business model (designing, building and upgrading the fleet) provides the best value solution for the customer

Benefits of an Integrated Model CONTINUOUS IMPROVEMENT DESIGN (and redesign) FABRICATE (and upgrade) OPERATE (and improve)

FlexRig Family of SolutionsTM - Pad Design The FlexRig3 skid system is designed to meet the requirements for standard pad drilling. Typically customers drill 2-4 wells per pad. The FlexRig5 skid system is a bi-directional design, with the typical pad having 2-4 wells, and in some cases range from 6-8 wells. The “walking” option for the FlexRig3 will enable us to capture additional market share and will enhance our Family of SolutionsTM offering. As a result of customer demand, we continue to upgrade standard FlexRig3s with skid and walking systems.

The H&P Family of SolutionsTM provides options that clearly match pad drilling trends. Source: Coras Research, LLC. % of Horizontal Wells Drilled (Permian ONLY) H&P’s Family of SolutionsTM Matches Pad Drilling Trends

U.S. Land Market Share Gains Since 2016 Trough (As Every Contractor’s Best Rigs Competed for Work) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs recently acquired from Seventy Seven Energy (SVNT).

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2)

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. Well designs are increasingly complex, including longer laterals and more challenging drilling requirements. Customers continue to focus on safety, efficiency, technology, and reliable drilling performance. AC drive rigs are best suited and continue to be upgraded for more demanding drilling requirements. The replacement cycle is expected to continue.

Leading U.S. Unconventional Driller (201 H&P Contracted Land Rigs as of 12/6/17)

Unconventional Drilling in the Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. (As of November 2017) H&P’s Active Rigs in the Permian Basin Total Active Rigs in the Permian Basin

Increasing Focus on More Difficult Drilling

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of November 2017)

The Replacement Cycle: Customer Adoption

U.S. Land Market (as of November 2017)

Top 10 E&P Operators
(~220 Active Rigs by Power Type)


Legacy Rigs 20%
AC Drive Rigs 80%

Next ~130 E&P Operators
(~580 Active Rigs by Power Type)


Legacy Rigs 30%
AC Drive Rigs 70%

Remaining E&P Operators
(~190 Active Rigs by Power Type)


Legacy Rigs 61%
AC Drive Rigs 39%

Top 10 E&P Operators	Next ~130 E&P Operators	Remaining E&P Operators
They represent the 10 most active E&P operators and employ ~22% of the industry's active drilling rigs.	They represent the next ~130 most active operators and employ ~59% of the industry's active drilling rigs.	They represent all other remaining active operators and employ ~19% of the industry's active drilling rigs.
~96% of their rigs are drilling horizontal or directional wells.	~95% of their rigs are drilling horizontal or directional wells.	~64% of their rigs are drilling horizontal or directional wells.
~18% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~26% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~27% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

The Replacement Cycle Continues

As of November 2017
(~990 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 16%
SCR Rigs 18%
AC Drive Rigs 66%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)



AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

U.S. Land Horizontal and Directional Activity (~890 Rigs as of November 2017) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower.

Performance Is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Uniform Fleet Size & Scale Operational Support Network Processes/Data Maintenance Supply Chain

Center of Excellence – Tulsa, OK Support Structure Data Analysis Best Practices 24/7 Technical and Performance Solutions:

H&P / Motive Strategic Integration Technology Leaders: H&P Provides- Industry Leader for High Performance Rigs Largest and Most Standardized AC rig Fleet/Platform Solutions for Controls & Automation Market Share Leader in US Land Rig Deployment MOTIVE Provides- Leading Directional Decision Automation Platform Advanced Data Analytics and Visualization Tools Proven Remote Directional Drilling Deployment >750 Miles of Commercial Automated Directional Drilling Advancing Efficiencies, Quality and Safety Through Automation

MOTIVE Drilling Technologies, Inc. MOTIVE’s proprietary Bit Guidance System is a unique directional drilling technology. Industry leader in the use of cognitive computing to guide the directional drilling process Algorithm-driven system More than 300 horizontal wells to date and over 4 million feet drilled across all of the major U.S. shale plays and Canada MOTIVE has the ability to provide decision automation. More accurate well placement Smoother, better quality wellbores More efficient drilling (faster and with better accuracy) Consistently lower drilling costs Potential for increased hydrocarbon production MOTIVE will remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used.

MOTIVE Case Study Directional Drilling Industry Problem: inability to consistently follow a prescribed well path and to hit and stay within the targets identified collectively by the operator’s geologists, geophysicists, and reservoir engineers. Directional Drilling Industry Solution: MOTIVE. It employs accurate and reliable cognitive computing to guide the directional drilling process while considering the economic consequences of all decisions. Case Study Evidence (Eagle Ford): two sets of four wells drilled (one with MOTIVE and one without it), with nearly identical lithologies, well path geometries, drill bits, BHAs, and other associated rig equipment, and at approximately the same time. Results: 30% lower effective directional drilling cost Nearly twice the accuracy Zero non-productive time (NPT) Conclusion: The MOTIVE-guided wells significantly outperformed the non-MOTIVE wells in each of the sections drilled Advancing Efficiencies, Quality and Safety Through Automation

Customer Satisfaction Matters Value creation for the customer is not only driven by having the right rig. It is also driven by service; the ability of an organization to deliver top performance with that rig. Better service drives value, customer satisfaction, market share and pricing. H&P has been rated 1st in total customer satisfaction for nine years in a row by a well respected third party.* When combined with capital discipline, customer satisfaction also drives shareholder value. * Please refer to EnergyPoint Research.

H&P’s Long Term Strategy Innovation Technology Safety, operational excellence and reliability Customer satisfaction Financial strength

Additional References

First Fiscal Quarter H&P Outlook (As of November 16, 2017) Drilling Operations Outlook for 1Q of Fiscal 2018 Compared to 4Q of Fiscal 2017 U.S. Land Segment Quarterly revenue days expected to increase by approximately 4% to 5% Average rig revenue per day expected to be roughly $21,700 (excluding any impact from early termination revenue) Average rig expense per day expected to be roughly $14,100 Offshore Segment Quarterly revenue days expected to decrease by approximately 6% Average rig margin per day expected to be approximately $13,000 International Land Segment Quarterly revenue days expected to increase by approximately 20% Average rig margin per day expected to be roughly $8,000

Slightly under 230 rigs are optimal for multiple-well pad drilling (97% of which are equipped with skidding systems and the remainder (or six rigs) with walking systems). The remaining SCR rigs in the U.S. Land segment have a 3,000 hp drawworks rating. We expect one of these 18 rigs to become idle before the end of the quarter. Estimated H&P Activity as of December 6, 2017 Rigs Working/ Contracted 201 201 0 5 18 224 Rigs Available 350 348 2 8 38 396 % Contracted 57% 58% 0% 63% 47% 57% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total Fleet (2) (1) (3)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average - as of 12/6/17) H&P Global Fleet Under Term Contract Segment Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY18 FY18 FY18 FY18 FY19 FY19 FY19 U.S. Land 100.2 87.0 72.6 60.3 50.9 27.4 23.5 International Land 11.0 10.8 10.0 10.0 10.0 10.0 10.0 Offshore 2.0 2.0 1.9 0.3 0.0 0.0 0.0 Total 113.2 99.8 84.5 70.6 60.9 37.4 33.5 * The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 12/6/17. Given notifications as of 12/6/17, the Company expects to generate approximately $4 million in the first fiscal quarter of 2018 and approximately $10 million over the next 12 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees.

U.S. Land Average Rig Expense per Day * Excludes extraordinary items mentioned in a particular quarter’s press release (e.g. lawsuit settlement charges). ** Estimated average rig expense per day for operating rigs only excludes estimated expenses associated with transitory and idle rig costs (e.g. rig idling expenses, ongoing idle rig costs like property taxes and insurance, the start-up expenses related to the reactivation of idle rigs, and the estimated effect of idle rigs on standby).

Contracted Idle Total Long-term Contracts Argentina 16 3 19 10 Bahrain 1 2 3 Colombia 1 7 8 Ecuador 6 6 U.A.E. 2 2 Total 18 20 38 10 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 10 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. Four of the 16 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. (2) Rig Fleet Status (as of December 6, 2017) (1) (3)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data. The category “Large Operators” includes majors and large independent E&P operators.

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2)

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS.

H&P’s Lead in U.S. Land AC Drive Rigs with 1,500hp Drawworks Rating * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS.

H&P Very Well Positioned to Gain Share

Idle 1,500 hp AC Drive Land Rigs (as of November 2017)



140
120
100
80
60
40
20
0
Estimated Number of Idle AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating
HP*
NBR
PTEN**
PDS
All Others***

Note: The above estimates are derived from multiple sources including Rig Data and corporate filings.

* Includes ~70 FlexRigs that have been or can be upgraded to what some industry followers refer to as "super-spec" rigs.

** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT).

*** Estimated number of idle 1,500 hp AC Drive Land rigs not including those owned by HP, NBR, PTEN, and PDS.

Drilling Activity in the U.S.

Ten-Year Relative Shareholder Return Source: Nasdaq IR Insight (FactSet) as of November 28, 2017. 0% 100% 200% 300% 400% HP NBR PTEN UNT PDS

Land Drilling Market Valuations Source: Nasdaq IR Insight (FactSet) as of November 28, 2017.

Oil vs. Natural Gas Directed Rig Count

Oil and Natural Gas Prices Source: Energy Information Administration and Nasdaq IR Insight (FactSet). Oil Prices Natural Gas Prices